                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                _______________

                                  F O R M  8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 23, 1997

                     Bombardier Receivables Master Trust I
                     (Issuer with respect to Certificates)

                   Bombardier Credit Receivables Corporation
                  (Originator of the Trust described herein)
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             (Exact name of registrant as specified in its charter)



                                     Delaware
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                 (State or other jurisdiction of incorporation)

       333-14431 and 333-14431-01                      03-0340600
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       (Commission File Numbers)             (IRS Employer Identification No.)



                  P.O. Box 5544  Burlington, Vermont 05402
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             (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (802) 655-2824

                                       N/A
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         (Former name or former address, if changed since last report)

Item 5.  Other Events.

                 On January 23, 1997, Bombardier Credit Receivables Corporation ("BCRC") issued its Floating Rate Class A Asset Backed Certificates, Series 1997-1 and its Floating Rate Class B Asset Backed Certificates, Series 1997-1 such series representing undivided interests in certain assets of the Bombardier Receivables Master Trust I (the "Trust"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the prospectus dated January 15, 1997 (the "Prospectus").

                 The Class A Certificates evidence undivided beneficial interests in the assets of the Trust and represent the right to receive from distributions in respect of such assets funds up to (but not in excess of) the amounts required (i) to make monthly payments of interest on the principal balance of the Class A Certificates at the Class A Certificate Rate and (ii) to make monthly payments of principal beginning not later than the November 2001 Distribution Date in an aggregate amount equal to the outstanding principal balance of the Class A Certificates. The Class B Certificates evidence undivided beneficial interests in the assets of the Trust and represent the right to receive from distributions in respect of such assets funds up to (but not in excess of) the amounts required (i) to make monthly payments of interest on the principal balance of the Class B Certificates at the Class B Certificate Rate and (ii) to make payment of principal no later than the April 2002 Distribution Date in an amount up to the outstanding principal balance of the Class B Certificates. The rights of the Class B Certificates to distribution of principal are subordinated to the rights of the Class A Certificates to the extent described in the Prospectus. The Trust assets include a pool of receivables generated from time to time in a portfolio consisting of revolving financing arrangements with certain dealers located in the United States to finance such dealers' consumer, recreational and commercial product inventory and, in the future, may include certain other accounts as described in the Prospectus.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

                 The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.



     Exhibit No.                           Description
     --------------------------------------------------------------------------
        4                         Series 1997-1 Supplement dated as of January 1, 1997 to the Pooling and Servicing Agreement, as
                                  amended, dated as of January 1, 1994, each among BCRC, as Depositor, Bombardier Capital Inc.
                                  ("BCI"), as Servicer, and Bankers Trust Company, as trustee (the "Trustee").

        4                         Amendment Number 1 dated as of January 1, 1997 to the Pooling and Servicing Agreement, as amended, dated as of January 1, 1994, each among BCRC, BCI and the Trustee.

        4                         Amendment Number 1 dated as of January 1, 1997 to the Receivables Purchase Agreement dated as of
                                  January 1, 1994, each between BCRC and BCI.

        4                         Amendment Number 1 dated as of January 1, 1997 to the Variable Funding Supplement dated as of
                                  January 1, 1994 to the Pooling and Servicing Agreement, as amended, dated as of January 1, 1994, each among BCRC, BCI and the Trustee.

SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                BOMBARDIER CREDIT RECEIVABLES
                                                CORPORATION



                                                By:      /s/ Blaine Filthaut
                                                         -----------------------
                                                         Name:  Blaine Filthaut
                                                         Title: Vice President
                                                                and Treasurer


                                                By:      /s/ William P. Brady
                                                         -----------------------
                                                         Name:  William P. Brady
                                                         Title: Vice President

Dated: January 23, 1997

                               INDEX TO EXHIBITS


Exhibit No.      Description                                              Page
-----------      -----------                                              ----
   4.1                    Series 1997-1 Supplement dated as
                          of January 1, 1997 to the Pooling
                          and Servicing Agreement, as amended,
                          dated as of January 1, 1994, each
                          among BCRC, as Depositor, BCI, as
                          Servicer, and the Trustee.

   4.2                    Amendment Number 1 dated as of January
                          1, 1997 to the Pooling and Servicing
                          Agreement, as amended, dated as of
                          January 1, 1994 each among BCRC, BCI
                          and the Trustee.

   4.3                    Amendment Number 1 dated as of January
                          1, 1997 to the Receivables Purchase
                          Agreement dated as of January 1, 1994,
                          each between BCRC and BCI.

   4.4                    Amendment Number 1 dated as of January
                          1, 1997 to the Variable Funding
                          Supplement dated as of January 1, 1994
                          to the Pooling   and Servicing Agreement,
                          as amended, dated as of January 1, 1994,
                          each among BCRC, BCI and the Trustee.